Defiance S&P 500 Income Target ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 94.7%		Shares	Value
iShares Core S&P 500 ETF(a)		32,885	$17,427,735
TOTAL EXCHANGE TRADED FUNDS (Cost $17,199,497)			17,427,735

PURCHASED OPTIONS - 0.2%(b)(c)	Notional Amount	Contracts	Value
Call Options - 0.2%			$–
S&P 500 Index, Expiration: 06/03/2024; Exercise Price: $5,285.00	15,832,530	30	37,350
TOTAL PURCHASED OPTIONS (Cost $18,198)			37,350

SHORT-TERM INVESTMENTS - 2.9%
Money Market Funds - 2.9%		Shares
First American Government Obligations Fund - Class X, 5.23%(d)		536,752	536,752
TOTAL SHORT-TERM INVESTMENTS (Cost $536,752)			536,752

TOTAL INVESTMENTS - 97.8% (Cost $17,754,447)			$18,001,837
Other Assets in Excess of Liabilities - 2.2%			403,367
TOTAL NET ASSETS - 100.0%			$18,405,204

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Defiance S&P 500 Income Target ETF
Schedule of Written Options
as of May 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.4)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.4)%
S&P 500 Index, Expiration: 06/03/2024; Exercise Price: $5,270.00	$(15,832,530)	(30)	$(71,100)
TOTAL WRITTEN OPTIONS (Premiums received $38,577)			(71,100)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Exposure at May 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

Defiance S&P 500 Income Target ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$17,427,735	$–	$–	$17,427,735
Purchased Options	–	37,350	–	37,350
Money Market Funds	536,752	–	–	536,752
Total Investments	$17,964,487	$37,350	$–	$18,001,837

Liabilities:
Investments:
Written Options	$–	$(71,100)	$–	$(71,100)
Total Investments	$–	$(71,100)	$–	$(71,100)

Refer to the Schedule of Investments for additional information.